                                                  OFFICIAL RECORDS OF
                                               MARICOPA COUNTY RECORDER
                                                    HELEN PURCELL
WHEN RECORDED, RETURN TO:                   97-0734978   10/21/97    03:20

Robert L. Matia, Esq.
SQUIRE, SANDERS & DEMPSEY L.L.P.
40 N. Central Avenue, Ste. 2700
Phoenix, Arizona 85004

================================================================================

                               MEMORANDUM OF LEASE

                                     Between

                                CITY OF PHOENIX,
                             a municipal corporation
                             of the State of Arizona
                                   ("Lessor")

                                       and

                               PAVILION PARTNERS,
                         a Delaware general partnership
                                   ("Lessee")

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                               MEMORANDUM OF LEASE

      This MEMORANDUM OF LEASE is made as of April 1,1994 between the CITY OF PHOENIX, a municipal corporation of the State of Arizona ("Lessor"), and PAVILION PARTNERS, a Delaware general partnership ("Lessee").

                                   WITNESSETH:

      1. Lessor leased to The Westside Amphitheatre Corp. ("WAC") and WAC leased from Lessor, these certain premises ("Premises") situated in the City of Phoenix, State of Arizona, more particularly described on Exhibit "A" attached hereto, for the term, at the rental and upon all of the terms and conditions set forth in that certain Operator Lease Agreement dated as of September 26, 1989, which amended and restated that certain Operation License and Use Agreement dated as of November 13, 1988, which Operator Lease Agreement is incorporated herein by this reference ("Lease") and was assigned by WAC to Lessee pursuant to that certain Assignment of Lease dated as of April 1, 1994, intended to be recorded immediately prior to the recording of this instrument.

      2. Should there be any inconsistency between the terms of this Instrument and the Lease, the terms of the Lease shall prevail.

      IN WITNESS WHEREOF, each of the parties hereto has executed this instrument as of the date first above written.

                                    Lessor


                                    CITY OF PHOENIX, a municipal corporation
                                    Frank Fairbanks, City Manager


ATTEST:                             By: /s/ David Krietor
                                        ------------------------------
                                        Name: David Krietor
/s/ [Illegible]
--------------------------              COMMUNITY AND ECONOMIC
Acting City Clerk                        DEVELOPMENT DIRECTOR


APPROVED AS TO FORM


/s/ [Illegible]
-----------------------------
Acting City Attorney

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                                    Lessee

                                    PAVILION PARTNERS, a Delaware general
                                    partnership

                                    By: SM/PACE, Inc., a Texas corporation, as
                                        managing partner of Pavilion Partners


                                        By: /s/ Rodney L. Eckerman
                                            ---------------------------
                                            Name: Rodney L. Eckerman

THE STATE OF ARIZONA

COUNTY OF MARICOPA

      The foregoing instrument was acknowledged before me this 27th day of August, 1997, by David Krietor, the Director of THE CITY OF PHOENIX, a municipal corporation of the State of Arizona, on behalf of the corporation.


                                    /s/ Bette Herrera
                                    ---------------------------
                                    Notary Public

                                    My Commission Expires: June 12, 2000

THE STATE OF TEXAS

COUNTY OF HARRIS

      The foregoing instrument was acknowledged before me this 25th day of August, 1997, by Rodney L. Eckermon, Vice President of SM/PACE, INC., a Texas corporation a general partner of PAVILION PARTNERS, a Delaware general partnership, on behalf of said partnership.


                                    /s/ Deborah A. Darby
                                    ---------------------------
                                    Notary Public
      [NOTARY STAMP]
                                    My Commission Expires: 7-10-01


                                       -3-
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                                   EXHIBIT "A"

A portion of the North half of the Southwest quarter of Section 35, Township 2 North, Range 1 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

BEGINNING at the Northwest corner of said southwest quarter; thence North 87 degrees 47 minutes 07 seconds East along the North line of said Southwest quarter, 67.93 feet; thence south 2 degrees 12 minutes 53 seconds East and perpendicular to said North line, 33 feet; thence North 87 degrees 47 minutes 07 seconds East, parallel with and 33 feet South of said North line, 405.58 feet to the TRUE POINT OF BEGINNING of the herein described parcel; thence continuing North 87 degrees 47 minutes 07 seconds East, parallel with and 33 feet South of said North line, 2107.58 feet; thence south 46 degrees 19 minutes 02 seconds East, 29.23 feet to a point 33 feet West of the East line of said Southwest quarter; thence South 0 degrees 25 minutes 10 Seconds East, parallel with and 33 feet West of said East line, 1267.84 feet; thence South 87 degrees 49 minutes 59 seconds West, 2131.20 feet; thence North 0 degrees 18 minutes 00 seconds West, parallel with the West line of said Section 35, a distance of 588.54 feet; thence South 87 degrees 47 minutes 07 seconds West, 419.58 feet to a point 55 feet East of the West line of said Section 35; thence North 0 degrees 18 minutes 00 seconds West, parallel with and 55 feet East of said West line, 110.06 feet; thence North 87 degrees 47 minutes 07 seconds East, parallel with said North line, 419.58 feet; thence North 0 degrees 18 minutes 00 seconds West, parallel with said West line, 588.54 feet to the TRUE POINT OF BEGINNING;